                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                                   To Tender
                            ANY AND ALL OUTSTANDING
       $5.70 WARRANTS TO PURCHASE COMMON STOCK EXPIRING MAY 31, 1998 AND
         $5.75 WARRANTS TO PURCHASE COMMON STOCK EXPIRING MAY 31, 1998

                                      OF

                               KOO KOO ROO, INC.

                       Pursuant to its Offer to Purchase
                             dated October 9, 1996

-------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK
 CITY TIME, ON THURSDAY, NOVEMBER 7, 1996 UNLESS EXTENDED.
-------------------------------------------------------------------------------

                        To:  Ronald Garber, Depositary

          By Mail:                By Facsimile Transmission:    Hand or Overnight Courier:
11075 Santa Monica Boulevard,         (310) 479-8843            11075 Santa Monica Boulevard,
          Suite 225                                                       Suite 225
Los Angeles, California 90025                                   Los Angeles, California 90025

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by warrantholders if certificates for Warrants (as defined below) are to be forwarded herewith or pursuant to the procedures set forth under "Procedure for Tendering Warrants" in the Offer to Purchase dated October 9, 1996.

     Warrantholders who cannot deliver the certificates for their Warrants and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary on or prior to the Expiration Date, must tender their Warrants pursuant to the guaranteed delivery procedure set forth under "Procedure for Tendering Warrants" in the Offer to Purchase. See Instruction 2.

     The name(s) and address(es) of the registered holder(s) should be printed below, exactly as they appear on the certificate(s) representing the Warrants tendered herewith. The certificate(s) and the number of Warrants that the registered holder(s) wish(es) to tender should be indicated in the appropriate boxes below.

----------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF WARRANTS TENDERED
----------------------------------------------------------------------------------------------------------------------------
     Name(s) and Address(es) of Registered Holder(s)            Warrants Tendered (Attach Additional List if Necessary)
        (Please fill in, if blank, exactly as name(s)
            appear(s) on Warrant Certificates)
----------------------------------------------------------------------------------------------------------------------------
                                                                  Class and          Total Number of     Number of Warrants
                                                                 Certificate            Warrants             Tendered*
                                                                  Number(s)           Represented
                                                                                    by Certificate(s)
                                                                ------------------------------------------------------------

                                                                ------------------------------------------------------------

                                                                ------------------------------------------------------------

                                                                ------------------------------------------------------------
                                                                 TOTAL WARRANTS
----------------------------------------------------------------------------------------------------------------------------
 *   UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL WARRANTS REPRESENTED BY ANY
     CERTIFICATES DELIVERED TO THE DEPOSITARY ARE BEING TENDERED.  SEE INSTRUCTION 4.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[_]  CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

 Name(s) of Tendering Warrantholder(s)
 Date of Execution of Notice of Guaranteed Delivery
 Name of Institution which Guaranteed Delivery
--------------------------------------------------------------------------------
                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Koo Koo Roo, Inc., a Delaware corporation (the "Company"), the above-described shares of $5.70 Warrants to Purchase Common Stock expiring May 31, 1998 and/or $5.75 Warrants to Purchase Common Stock expiring May 31, 1998 (collectively, the "Warrants"), pursuant to the Company's offer to purchase any and all outstanding Warrants at a price of $2.00 per Warrant (the "Purchase Price"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 9, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Warrants tendered herewith in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to the Company all of the undersigned's right, title and interest in and to all the Warrants that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Warrants, together with all accompanying evidences of transfer and authenticity, to the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price, (b) present certificates for such Warrants for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that (a) when and to the extent the Warrants are accepted for payment by the Company, the Company will acquire good and marketable title and unencumbered ownership thereto, free and clear of all liens, restrictions, charges, security interests, conditional sales agreements, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claims; and (b) the undersigned has read and agrees to all the terms of the Offer. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Warrants pursuant to any one of the procedures described under "Procedure for Tendering Warrants" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Warrants tendered herewith.

     Unless otherwise indicated under "Special Payment Instructions" below, please issue the check for the Purchase Price and/or return or issue the certificate(s) evidencing any Warrants included herewith but not tendered or not accepted for payment to the name(s) of the undersigned. Similarly, unless otherwise noted under "Special Delivery Instructions" below, please mail the check for the Purchase Price and/or return the certificate(s) evidencing any Warrants not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price and/or return the certificate(s) evidencing any Warrants not tendered or not accepted for payment in the name(s) of, and deliver said check and/or return said certificate(s) to, the person or persons indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Warrants from the name of the registered holder thereof if the Company does not accept for payment any of the Warrants so tendered.

                                    * * * *

--------------------------------------------------------------------------------
                SPECIAL PAYMENT INSTRUCTIONS
              (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if the check for the aggregate Purchase Price of Warrants purchased and/or certificates for Warrants not tendered or not purchased are to be issued in the name of someone other than the undersigned.


Issue   [_] check, and or   [_] certificates to:


Name
                                (Please Print)

Address


                              (Include Zip Code)


             (Taxpayer Identification No. or Social Security No.)
                        (Complete Substitute Form W-9)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if the check for the aggregate Purchase Price of Warrants purchased and/or certificates for Warrants not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail   [_] check, and or   [_] certificates to:


Name
                                (Please Print)
Address

                              (Include Zip Code)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   SIGN HERE
                          (SEE INSTRUCTIONS 1 AND 5)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

X   SIGN HERE
-
                                            Signature(s) of Owner(s)
X
-
Dated ____________________, 1996
Name(s)                                          (Please Print)

Capacity (full title)
Address

                                               (Include Zip Code)
Area Code and Telephone
Tax Identification or Social Security No.
                                    (Complete Substitute W-9 Below)

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and/or documents transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth such person's full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

Name of Firm
Authorized Signature
Name
Address
Area Code and Telephone Number
Dated        , 1996
--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.   GUARANTEE OF SIGNATURES

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an "Eligible Institution" (as defined in the Offer to Purchase). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Warrants exactly as the name of the registered holder(s) appears on the certificate tendered herewith and such holder(s) have not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Warrants are tendered for the account of an Eligible Institution. See Instruction 5.

2.   DELIVERY OF LETTER OF TRANSMITTAL AND WARRANTS

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith according to the procedures set forth in "Procedure for Tendering Warrants" in the Offer to Purchase. Certificates for all Warrants, as well as a properly completed and duly executed Letter of Transmittal (or manually executed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date.

     Warrantholders who cannot transfer the certificates for their Warrants and all other documents required thereby to the Depositary on or prior to the Expiration Date or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary on or prior to the Expiration Date must tender their Warrants pursuant to the guaranteed delivery procedure set forth in "Procedure for Tendering Warrants" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Warrants, in proper form for transfer, as well as a properly completed and duly executed Letter of Transmittal (or manually executed facsimile thereof with any required signature guarantees) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the receipt of such Notice of Guaranteed Delivery by the Depositary, all as provided in "Procedure for Tendering Warrants" in the Offer to Purchase. If Warrants are forwarded separately to the Depositary, each must be accompanied by a duly executed Letter of Transmittal (or facsimile thereof).

     THE METHOD OF DELIVERY OF WARRANTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING WARRANTHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS MADE BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Warrants will be purchased. By executing this Letter of Transmittal (or manually executed facsimile thereof), the tendering warrantholder waives any right to receive any notice of the acceptance for payment of such Warrants.

3.   INADEQUATE SPACE

     If the space provided in the box captioned "Description of Warrants Tendered" is inadequate, the certificate numbers and/or the number of Warrants should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.   PARTIAL TENDERS

     If fewer than all the Warrants represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Warrants that are to be tendered in the box entitled "Number of Warrants Tendered." If such Warrants are purchased, a new certificate for the remainder of the Warrants represented by the old certificate will be sent to and in the name of the person(s) signing this Letter of Transmittal, unless otherwise provided in either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Warrants represented by the certificates listed and delivered to the Depositary in accordance with the procedures set forth in the Offer to Purchase and this Letter of Transmittal will be deemed to have been tendered unless otherwise indicated.

5.   SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS

     If the Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Warrants tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Warrants tendered hereby are registered in different names on different certificates, the holder thereof must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made in the name of and/or the certificates for Warrants not tendered or not purchased are to be returned to, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrants tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates
for such Warrants.   Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6.   WARRANT TRANSFER TAXES

     The Company will pay any transfer taxes with respect to the sale and transfer of any Warrants to it pursuant to the Offer. However, if
(i) payment of the Purchase Price is to be made to, or if certificates for Warrants not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), (ii) tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, or (iii) a transfer tax is imposed for any reason other than the sale or transfer of Warrants to the Company pursuant to the Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THE BOX ENTITLED "DESCRIPTION OF WARRANTS TENDERED" ON THIS LETTER OF TRANSMITTAL.

7.   SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

     If the check for the Purchase Price of any Warrants purchased is to be issued, or any Warrants not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Warrants not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown in the box entitled "Description of Warrants Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

8.   SUBSTITUTE FORM W-9

     Under the federal income tax laws, the Depositary will be required to backup withhold 31% of the amount of any payments made to certain warrantholders pursuant to the Offer. In order to avoid such backup withholding, each tendering warrantholder and, if applicable, each other payee, must provide the Depositary with such warrantholder's or payee's correct taxpayer identification number and certify that such warrantholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a warrantholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the warrantholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Warrants are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Warrants to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

9.   IRREGULARITIES

     All questions as to the number of Warrants to be purchased, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Warrants will be determined by the Company, in its sole discretion, and its determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders which it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful.
The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of Warrants by any particular warrantholder, whether or not similar defects or irregularities are waived in the case of other warrantholders. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Warrants will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company will determine. None of the Company, its affiliates, the Depositary, or any other person will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at the address or telephone number set forth below.

11.  LOST, DESTROYED OR STOLEN CERTIFICATES

     If any certificate(s) representing Warrants has been lost, destroyed or stolen, the warrantholder should promptly notify the Depositary. Instructions will then be given as to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

                TO BE COMPLETED BY ALL TENDERING WARRANTHOLDERS
                              (SEE INSTRUCTION 8)


     PAYOR'S NAME:______________________________________________
--------------------------------------------------------------------------------
SUBSTITUTE           PART 1--PLEASE PROVIDE
                     YOUR TIN IN THE BOX AT      ------------------------------
FORM W-9             RIGHT AND CERTIFY BY           Social Security Number
PAYOR'S REQUEST      SIGNING AND DATING BELOW
FOR TAXPAYER                                     OR____________________________
IDENTIFICATION                                   Employer Identification Number
NUMBER (TIN)        ------------------------------------------------------------
                    PART 2--Awaiting TIN  [_]

--------------------------------------------------------------------------------
CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE
--------------------------------------------------------------------------------
Name____________________________________________________________________________
                                (Please Print)

Address_________________________________________________________________________
                             (Including Zip Code)

Signature________________________            Date:______________________________
--------------------------------------------------------------------------------

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
                       CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box on Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Depositary with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.

Signature_________________________            Date_____________________________
--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

          Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of Warrants and any other required documents should be sent or delivered by each warrantholder of the Company to the Depositary at the address set forth below.

                         Depositary for the Offer is:


            RONALD GARBER, CORPORATE SECRETARY AND GENERAL COUNSEL
                               KOO KOO ROO, INC.

          By Mail:                By Facsimile             By Hand or
                                  Transmission:         Overnight Courier:


      Koo Koo Roo, Inc.           (310) 479-8843         Koo Koo Roo, Inc.
11075 Santa Monica Boulevard                       11075 Santa Monica Boulevard
         Suite 225                                          Suite 225
Los Angeles, California 90025                      Los Angeles, California 90025

     Questions and requests for assistance may be directed to the Depositary at the address and telephone number listed above. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Depositary as set forth above, and will be furnished promptly at the Company's expense.

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